Q4 & FY 2017 Earnings

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to: (1) guidance and expectations for the first quarter and full year 2018, including statements regarding expected comparable sales, interest expense, effective tax rates, net income, earnings per diluted share, and capital expenditures; (2) statements regarding expected store openings, closures, conversions, and gross square footage; and (3) statements regarding the Company's future plans and initiatives. Forward looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) competition from other retailers; (5) customer traffic at malls, shopping centers, and at our stores and online; (6) our dependence on a strong brand image; (7) our ability to develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption; (13) our dependence upon key executive management; (14) our ability to achieve our strategic objectives; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (18) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (19) restrictions imposed on us under the terms of our asset-based loan facility; (20) impairment charges on long-lived assets; and (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward looking statement as a result of new information, future events, or otherwise, except as required by law. 2

♦ One of the largest specialty retail apparel brands with $2.1 billion in annual sales ♦ Enduring dual-gender brand appealing to 20-30 year olds ♦ Address fashion needs across multiple wearing occasions ♦ Strong, tenured leadership team 3 Express Is A Large Fashion Apparel Brand Men’s 38% 62% Women’s  Work  Casual  Jeanswear  Going out Sales Profile1,2 Wearing Occasions 1. For the fiscal year ended February 3, 2018. 2. Excludes “other revenue” of $38 million.

4 Transforming Business Model $2.1B 2017 Net Sales1 STORES  635 company- operated stores in the U.S. and Puerto Rico  Full price and outlet stores  Vital to the overall customer and brand experience  Effective marketing and customer acquisition vehicle  Integral to omni- channel strategy E-COMMERCE  Express.com and the Express mobile app  Extends brand reach  More choices with expanded sizing and assortments (Petites, Men’s Tall)  More targeted customer outreach and segmentation using analytics  Growing as a percentage of total net sales 1. For the fiscal year ended February 3, 2018. 2. Excludes “other revenue” of $38 million.

Q4 & 2017 Results

6 Key 2017 Achievements ♦ Record e-commerce sales of $509 million, increasing 22% on a comparable sales basis, and accounting for 24% of net sales, up from 19% in the prior year period ♦ Successful relaunch of NEXT loyalty program, with significant year-over-year growth in customer sign-ups ♦ Expanded omni-channel capabilities through the launch of “ship from store” in 200 stores and the pilot of “buy online, pick up in store” ♦ Further optimization of retail store footprint, closing 38 retail stores and converting another 24 stores to outlets ♦ Execution of outlet strategy, with a nearly 40% increase in outlet store base through new openings and conversions ♦ Proactive management of our cost base, achieving target of $20 million in cost savings through SG&A expense reduction and lower sourcing costs ♦ Strengthening our balance sheet to $236 million in cash at year-end with no debt obligations and repurchasing 2.1 million shares for $17 million

 Q4-2017 diluted EPS includes a $0.04 per share benefit from the 53rd week 7 Q4 2017 Financial Performance $ in millions Net Sales Adjusted Diluted EPS  Net sales1 +2%  Comparable sales2 -1%  E-commerce sales2 +17% • E-commerce comparable sales increased 17% and accounted for 29% of net sales vs. 25% last year • Merchandise margin expanded 130 basis points year-over-year • Operating margin improved 70 basis points year-over-year Key Highlights 1 Q4-2017 is a fourteen-week period, which compares to Q4-2016, which is a thirteen-week period. The 53rd week accounted for $26 million in net sales. 2 Comparable sales for the fourth quarter and full year 2017 were calculated using the fourteen and fifty-three week periods ended February 3, 2018, as compared to the fourteen and fifty- three week periods ended February 4, 2017. Reported e-commerce sales, which include the extra week, increased 20%. 3 Q4-2017 Adjusted Diluted EPS is adjusted to exclude a net $0.03 per share tax benefit related to the new federal tax legislation. Q4-2016 Diluted EPS is GAAP. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 18-20 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 3 1

8 Fiscal Year 2017 Performance $ in millions Net Sales Adjusted Diluted EPS  Net sales1 -2%  Comparable sales2 -3%  E-commerce sales2 +22% • E-commerce comparable sales increased 22%, accounting for 24% of net sales vs. 19% last year • Successful expansion of our omni-channel capabilities • Further optimized retail store footprint and expanded outlet strategy • Achieved target of $20 million in cost savings Key Highlights  2017 adjusted diluted EPS includes a $0.04 per share benefit from the 53rd week 1 2017 is a 53-week year, which compares to 2016, which is a 52-week year. The 53rd week accounted for $26 million in net sales. 2 Comparable sales for the fourth quarter and full year 2017 were calculated using the fourteen and fifty-three week periods ended February 3, 2018, as compared to the fourteen and fifty- three week periods ended February 4, 2017. Reported e-commerce sales, which include the extra week, increased 23%. 3 Adjusted Diluted EPS is calculated based on Adjusted Net Income which excludes the impact of non-core items. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 18- 20 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 3 1 3

9 2017 Balance Sheet And Cash Flow $ in millions Cash Capital Expenditures  No debt outstanding  Untapped revolver of up to $250M • Strengthened balance sheet to $236 million in cash and no debt • Generated solid operating cash flow of $119 million and free cash flow of $61 million1 • Repurchased 2.1 million shares for $17 million in 2017 • Subsequent to year-end, repurchased an additional 1.1 million shares for $8 million $ in millions Key Highlights 1. Free cash flow is a non-GAAP financial measure. Free cash flow represents cash flow from operations less capital expenditures. Refer to page 18 for information about non- GAAP financial measures. Free cash flow of $61 million noted above is operating cash flow of $119 million less capital expenditures of $57 million.

2018 Financial Guidance

11 ♦ Our key 2018 initiatives include:  Delivering compelling new product and improving upon key existing categories  Growing e-commerce and mobile sales  Expanding omni-channel capabilities  Investing in growing brand awareness and focusing on customer acquisition and retention  Increasing NEXT loyalty and Express NEXT credit card customers  Optimizing store footprint and executing outlet strategy  Managing overall cost structure 2018 Key Initiatives

12 2018 Financial Guidance Guidance as of March 14, 20181 Q1 2018 FY 2018 Comparable Sales -1% to +1% -1% to +1% Interest Expense, Net $0.3 million $1.0 million Effe tive Tax Rate NM (2) Approximately 33% Net Income ($3) million to $0 million $25 to $35 million Diluted EPS ($0.04) to $0.00 $0.32 to $0.46 75.9 million 76.6 million Capital Expenditures N/A $60 to $65 million Weighted Average Diluted Shares 1. This guidance does not take into account any additional non-core items that may occur and also excludes the impact of any future share repurchases. 2. Not meaningful for the first quarter of 2018 due to the projected near break even pre-tax income and the expected negative impact from certain discrete tax items totaling approximately $1.5 million. This will raise the Company's effective tax rate above its operating tax rate of approximately 28% during the first quarter of 2018 and for the full year 2018.

Appendix

14 Projected 2018 Real Estate Activity

15 Our Store Portfolio Net Sq Ft Growth 3% 3% 1% 2% 0% 0% -4% 0% # of Stores 1 Projection for the period ending February 2, 2019. 1

16 New Revenue Recognition Standard Our fiscal 2018 guidance reflects the adoption of new revenue recognition standards. While the adoption of the new standard will not have a material impact on our overall results, it will change the timing and classification of certain items on our income statement. As illustrated below, the new standard changes the timing of e- commerce revenue recognition and impacts the accounting treatment for our loyalty and private label credit card programs. Revenue Recognition Impact Net Sales Cost of Goods Sold SG&A Expense Private Label Credit Card Pre Adoption: recognized as an offset to SG&A expense Post Adoption: recognized in net sales Loyalty Program Pre Adoption: recognized on a cost basis Post Adoption: recognized as a deferral of revenue E-Commerce Revenue Pre Adoption: recognized when merchandise is received by customer Post Adoption: recognized when merchandise is shipped The Company is utilizing the full retrospective method of adoption and accordingly, has recast its income statements for 2016 and 2017. The Company has included the recast statements in Exhibit 99.3 to its Form 8-K filed with the SEC on March 14, 2018 and posted them on its Investor Relations website.

Non-GAAP Reconciliations

Cautionary Statement Regarding Non-GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to Adjusted Net Income, Adjusted Diluted Earnings per Share (EPS), and Free Cash Flow which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slides 19-20 in this presentation for additional information and reconciliations of Adjusted Net Income and Adjusted Diluted EPS to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted Net Income and Adjusted Diluted EPS provide useful information because they exclude items that may not be indicative of or are unrelated to our underlying business results, and provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS is used as a performance measure in our executive compensation program for purposes of determining the number of equity awards that are ultimately earned. Management believes that Free Cash Flow provides useful information regarding liquidity as it shows our operating cash flow generation less cash reinvested back into the business (capital expenditures). 18

19 Non-GAAP Reconciliations Q4 2017 Adjusted Net Income and Adjusted Diluted EPS Q4-2017 Adjusted Net Income and Adjusted Diluted EPS exclude a one-time gain related to tax reform, specifically the re-measurement of the Company's deferred taxes, of $3.1 million, or $0.04 per share, as well as a tax impact of $0.4 million, or $0.01 per share, related to the exit of Canada. * *

Fifty-Three Weeks Ended February 3, 2018 (in thousands, except per share amounts) Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ 19,366 $ 0.25 78,870 Impact of Canadian Exit 24,151 0.31 Income Tax Benefit - Canadian Exit (12,067) (0.15) Impact of Tax Reform (3,051) (0.04) Adjusted Non-GAAP Measure $ 28,399 $ 0.36 20 Non-GAAP Reconciliations 2016 and 2017 Adjusted Net Income and Adjusted Diluted EPS * Does not foot due to rounding. *